UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           August  03, 2005

                                 NORTHEAST BANCORP

(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

158 Court Street, Auburn, Maine	04210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 777-6411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. Rule 13e-4(c)).
Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 03, 2005 regarding fourth quarter 2005 earnings and the declaration of a dividend.

Item 7.01     Regulation FD Disclosure.

On August 03, 2005, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing it's earnings for the fourth quarter ended June 30, 2005 and declaring the payment of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto, is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 2.02     Results of Information and Financial Condition.

The press release referred to under Item 7.01 above and filed as Exhibit 99.1 hereto included disclosure regarding the earnings and financial results of Northeast Bancorp for the fourth quarter ended June 30, 2005 and declaration of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

[Rest of Page Intentionally Blank. Signature on Following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORTHEAST BANCORP
Date: August 03, 2005	By:	/s/ James D. Delamater
James D. Delamater
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated August 03, 2005 regarding fourth quarter 2005 earnings and the declaration of a dividend.